EXHIBIT 10.5

                                    GUARANTY

         FOR VALUE RECEIVED, and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, Lexxus International, Inc., a Delaware corporation, its successors and assigns, hereby unconditionally guarantees to John Cavanaugh (the "Executive"), his heirs, legal representatives, successors and assigns, payment when due of the obligations of MarketVision Communications Corporation, a Delaware corporation ("MarketVision"), and the performance and observance by MarketVision of all of its covenants and obligations contained in that certain Employment Agreement dated March 31, 2004, by and between MarketVision and the Executive (collectively the "Guaranteed Obligations").

         The undersigned hereby expressly waives demand and presentment with respect to the Guaranteed Obligations and also with respect to acceptance of this Guaranty. This Guaranty shall continue in full force and effect notwithstanding the discharge by the Executive or by operation of law or otherwise of MarketVision of all or any portion of the Guaranteed Obligations or the modification by operation of law or otherwise of all or any portion of the Guaranteed Obligations or the guaranty thereof by any other person, and the undersigned hereby expressly waives all notice of or consent to any such discharge, modification or guaranty.

         The undersigned acknowledges and understands that this Guaranty makes the undersigned absolutely, primarily and directly liable to the Executive for the Guaranteed Obligations, and that it shall not be required to pursue any right or remedy which it may have against MarketVision or any other person with respect to all or any portion of Guaranteed Obligations, or any collateral or security for all or any portion of the Guaranteed Obligations (and shall not be required first to commence any action or obtain any judgment with respect thereto) before enforcing this Guaranty against the undersigned.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the undersigned has entered into this Guaranty effective the 31st day of March, 2004.

                                    LEXXUS INTERNATIONAL, INC.


                                    By /s/ MARK D. WOODBURN
                                       -----------------------------------------
                                       Its Chief Financial Officer
                                       -----------------------------------------

                                    GUARANTY

         FOR VALUE RECEIVED, and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, Lexxus International, Inc., a Delaware corporation, its successors and assigns, hereby unconditionally guarantees to Jason Landry (the "Executive"), his heirs, legal representatives, successors and assigns, payment when due of the obligations of MarketVision Communications Corporation, a Delaware corporation ("MarketVision"), and the performance and observance by MarketVision of all of its covenants and obligations contained in that certain Employment Agreement dated March 31, 2004, by and between MarketVision and the Executive (collectively the "Guaranteed Obligations").

         The undersigned hereby expressly waives demand and presentment with respect to the Guaranteed Obligations and also with respect to acceptance of this Guaranty. This Guaranty shall continue in full force and effect notwithstanding the discharge by the Executive or by operation of law or otherwise of MarketVision of all or any portion of the Guaranteed Obligations or the modification by operation of law or otherwise of all or any portion of the Guaranteed Obligations or the guaranty thereof by any other person, and the undersigned hereby expressly waives all notice of or consent to any such discharge, modification or guaranty.

         The undersigned acknowledges and understands that this Guaranty makes the undersigned absolutely, primarily and directly liable to the Executive for the Guaranteed Obligations, and that it shall not be required to pursue any right or remedy which it may have against MarketVision or any other person with respect to all or any portion of Guaranteed Obligations, or any collateral or security for all or any portion of the Guaranteed Obligations (and shall not be required first to commence any action or obtain any judgment with respect thereto) before enforcing this Guaranty against the undersigned.

         This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the undersigned has entered into this Guaranty effective the 31st day of March, 2004.

                                     LEXXUS INTERNATIONAL, INC.


                                     By /s/ MARK D. WOODBURN
                                        ----------------------------------------
                                        Its Chief Financial Officer
                                        ----------------------------------------